(FRONTIER FUNDS, INC. LOGO)

                                 ANNUAL REPORT
                              For the Period Ended
                               September 30, 2001

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Today's stock market may be the most difficult one you have ever experienced. To help you through this volatile period, we'd like to give you a brief summary of our thoughts on the U.S. equity market - and why we see cause for optimism.

  Over the past several months, investors appear to have vacillated between fear and hope: fear about near-term earnings disappointments and hope that lower interest rates and a tax cut may revive the economy later this year. We understand your concerns and want to assure you that we are committed to managing the assets you have invested with us. The American people, our government and our economy are strong and resilient. We've faced many crises during our long history and in each case, we rose to the challenge and have not only endured, but have become stronger as a result.

  It is important not to lose sight of your long-term objectives. We feel long-term investors should be focusing on two things:

     Long-term earnings growth potential: We believe the trends that drove above-average earnings growth through most of the 1990's remain in place in the U.S. economy, and that strong earnings growth will resume once the economy recovers.

     We believe the market today is more attractively valued than at any time in the past five years, and is once again providing opportunities to buy great companies at attractive prices.

  The investment objective of the Equity Portfolio is capital appreciation.
The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth.

  During the twelve months ended September 30, 2001, the Equity Fund's net asset value per share decreased from $3.23 as of September 30, 2000 to 1.03 as of September 30, 2001. The decrease represents a loss of approximately $2.20. The S&P 500 Index decreased 27.54% while the Russell 2000 Index decreased 22.34% over the same period.

  Thank you for your investment in Frontier Funds, Inc. Equity Portfolio. We hope these thoughts will help you through a market period that is difficult, but in our opinion, full of opportunity. We invite your comments and suggestions. Please feel free to write or telephone.

                                    Sincerely,

                                    /s/James R. Fay

                                    James R. Fay
                                    President

SCHEDULE OF INVESTMENTS

                               SEPTEMBER 30, 2001

                                                                       MARKET
  SHARES                                                               VALUE
  ------                                                               ------
            COMMON STOCKS

            APPAREL/ACCESSORIES -- 4.64%
 100,000    Cygne Designs, Inc.*<F1>                                  $  9,000
                                                                      --------

            BIOTECHNOLOGY AND DRUGS -- 31.75%
   8,000    Macrochem Corp.*<F1>                                        19,600
  40,000    ProCyte Corporation*<F1>                                    42,000
                                                                      --------
                                                                        61,600
                                                                      --------

            COMMUNICATIONS EQUIPMENT -- 11.60%
   9,001    Digital Video Systems, Inc.*<F1>                            22,502
                                                                      --------

            RECREATIONAL PRODUCTS -- 7.98%
  12,900    Toymax International*<F1>                                   15,480
                                                                      --------

            MEDICAL EQUIPMENT AND SUPPLIES -- 3.30%
  20,000    Cell Robotics Int'l, Inc.*<F1>                               6,400
                                                                      --------

            SOFTWARE & PROGRAMMING -- 36.29%
  40,000    Mitek Systems, Inc.*<F1>                                    70,400
                                                                      --------
                TOTAL COMMON STOCKS
                  (Cost $499,230)                         95.56%       185,382
                Other Assets Less Liabilities              4.44%         8,610
                                                         -------      --------
                NET ASSETS                               100.00%      $193,992
                                                         -------      --------
                                                         -------      --------

*<F1> Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2001

ASSETS:
     Investment Securities at Market Value
       (Identified Cost - $499,230)                                 $  185,382
     Cash                                                                5,018
     Prepaid Expenses                                                   19,677
                                                                    ----------
          Total Assets                                                 210,077
                                                                    ----------

LIABILITIES
     Payables:
       Accrued Expenses                                                 16,085
                                                                    ----------
          Total Liabilities                                             16,085
                                                                    ----------
          Net Assets                                                $  193,992
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
     Paid In Capital                                                $1,110,628
     Accumulated Realized Gain (Loss) on Investments - Net            (602,788)
     Unrealized Depreciation in Value of Investments Based
       on Identified Cost - Net                                       (313,848)
                                                                    ----------
          Net Assets, for 189,192 Shares Outstanding                $  193,992
                                                                    ----------
                                                                    ----------

NET ASSET VALUE AND REDEMPTION PRICE
     Net Asset Value Per Share ($193,992 / 189,192 shares)          $     1.03
                                                                    ----------
                                                                    ----------
     Maximum offering price per share (net asset value
       plus sales charge of 8%)                                     $     1.12
                                                                    ----------
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
     Interest                                                        $      50
                                                                     ---------
          Total Investment Income                                           50
                                                                     ---------

EXPENSES:
     Administrative Fees                                                21,435
     Advisory Fees (Note 3)                                              3,852
     Legal fees                                                         21,044
     Registration fees                                                  23,000
     Transfer agent fees                                                17,156
     Audit fees                                                         12,430
     Printing and postage expense                                        4,314
     Custody fees                                                       10,367
     Directors fees                                                      9,056
     Other expenses                                                      4,089
                                                                     ---------
          Total Expenses                                               126,743
     Less Advisory Fees Waived                                          (3,852)
                                                                     ---------
          Net Expenses                                                 122,891
                                                                     ---------
     Net Investment Loss                                              (122,841)
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Realized Gain (Loss) on Investments                              (488,210)
     Unrealized Gain (Loss) from Appreciation
       (Depreciation) on Investments                                   114,020
                                                                     ---------
     Net Realized and Unrealized Gain (Loss) on Investments           (374,190)
                                                                     ---------
     Net Increase (Decrease) in Net Assets from Operations           $(497,031)
                                                                     ---------
                                                                     ---------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                           2001         2000
                                                           ----         ----
From Operations:
   Net Investment Income                                $(122,841)   $(140,016)
   Net Realized Gain (Loss) on Investments               (488,210)     177,630
   Net Unrealized Appreciation (Depreciation)             114,020     (160,302)
                                                        ---------    ---------
   Increase (Decrease) in Net Assets from Operations     (497,031)    (122,688)

From Distributions to Shareholders
   Net Investment Income                                        0            0
   Net Realized Gain (Loss) from Security Transactions          0            0
                                                        ---------    ---------
   Net Increase (Decrease) from Distributions                  --           --
                                                        ---------    ---------

From Capital Share Transactions:
   Proceeds From Sale of Shares                            42,208      723,594
   Net Asset Value of Shares Issued on
     Reinvestment of Dividends                                  0            0
   Cost of Shares Redeemed                               (136,335)    (305,391)
                                                        ---------    ---------
                                                          (94,127)     418,203

Net Increase (Decrease) in Net Assets                    (591,158)     295,515
Net Assets at Beginning of Period                         785,150      489,635
                                                        ---------    ---------
Net Assets at End of Period                             $ 193,992    $ 785,150
                                                        ---------    ---------
                                                        ---------    ---------

Share Transactions:
   Issued                                                  24,331      121,888
   Reinvested                                                  --           --
   Redeemed                                               (78,052)     (54,188)
                                                        ---------    ---------
Net increase (decrease) in shares                         (53,721)      67,700
Shares outstanding beginning of period                    242,913      175,213
                                                        ---------    ---------
Shares outstanding end of period                          189,192      242,913
                                                        ---------    ---------
                                                        ---------    ---------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout the period

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2001           2000           1999           1998           1997
                                                          ----           ----           ----           ----           ----
Net Asset Value -
  Beginning of Period                                    $ 3.23         $ 2.79         $ 1.58         $ 4.28         $ 6.61
Net Investment Income                                     (0.54)         (0.66)         (0.67)         (0.58)         (0.59)
Net Gains or Losses on Securities
  (realized and unrealized)                               (1.66)          1.10           1.88          (2.12)         (1.74)
                                                         ------         ------         ------         ------         ------
Total from Investment Operations                          (2.20)          0.44           1.21          (2.70)         (2.33)
Net Asset Value -
  End of Period                                          $ 1.03         $ 3.23         $ 2.79         $ 1.58         $ 4.28
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

Total Return **<F2>                                     (68.11%)        15.77%         76.58%        (63.08%)       (35.25%)

RATIOS/SUPPLEMENTAL DATA
Net Assets - End of Period
  (Thousands)                                              $194           $785           $490           $256           $856

Before reimbursements
Ratio of Expenses to
  Average Net Assets                                     33.02%         16.55%         28.93%         20.72%         13.29%
Ratio of Net Income to
  Average Net Assets                                    (33.00%)       (16.54%)       (28.93%)       (20.58%)       (13.29%)

After reimbursements and Waivers
Ratio of Expenses to
  Average Net Assets                                     32.02%         15.55%         27.93%         19.72%         12.29%
Ratio of Net Income to
  Average Net Assets                                    (32.00%)       (15.54%)       (27.93%)       (19.58%)       (12.29%)
Portfolio Turnover Rate                                  72.68%         82.66%         83.55%         47.78%         74.85%

**<F2> Based on Net Asset Value Per Share. The Fund's sales charge is not reflected in total return on this table.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2001

NOTE 1.   ORGANIZATION

          Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Frontier Equity Fund (the "Fund") to which Frontier's Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Frontier Funds. The investment objective of the Frontier Equity Fund is to provide long term capital appreciation on its assets.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

          Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.
All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

          Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, of which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

          Income Taxes - It is the policy of the Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

          Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

NOTE 3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Freedom Investors Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated. Under the terms of the investment advisory agreement, the Fund has agreed to pay the adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily assets. The Adviser has voluntarily waived payments of its advisory fee since the inception of the Fund. Although the waiver can be revoked at any time, the Adviser plans to continue this arrangement until further notice to the Board of Directors. During the year ended September 30, 2001, the Adviser waived its total fee amounting to $3,852.

          Freedom Investors Corp. also serves as principal underwriter and national distributor (the "Distributor") for the Fund. As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts. For the year ended September 30, 2001, the Distributor received $251 in commission from the sale of fund shares.

NOTE 4.   CAPITAL STOCK

          As of September 30, 2001 there were 80,000,000, $.01 par value shares of capital stock authorized, and Paid-In Capital amounted to $1,110,628.

NOTE 5.   PURCHASES AND SALES OF SECURITIES

          During the fiscal year ending September 30, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $293,318 and $524,023 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

NOTE 6.   SECURITY TRANSACTIONS

          For Federal income tax purposes, the cost of investments owned at September 30, 2001 was $499,230.

          At June 30, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

       Appreciation    (Depreciation)     Net Appreciation (Depreciation)
       ------------    --------------     -------------------------------
           1,244          (315,092)                  (313,848)

NOTE 7.   CAPITAL LOSS CARRY FORWARD

          As of September 30, 2001, the Fund has federal income tax capital loss carry forwards of $602,789, of which $114,579 expires in 2006 and $488,210 expires in 2009.

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and Board of Directors:
Frontier Equity Fund Portfolio (a series of Frontier Funds, Inc.)

  We have audited the accompanying statement of assets and liabilities of the Frontier Equity Fund, including the schedule of portfolio investments, as of September 30, 2001, and the related statement of operations for the year then ended, changes in net assets for the two years then ended, and financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontier Equity Fund (a series of Frontier Funds, Inc.) as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 23, 2001

                              FRONTIER FUNDS, INC.
                             OFFICERS AND DIRECTORS

               James R. Fay                President and Director
               Amy L. Siesennop       Vice President and Director
               Jeffrey S. Ackley                         Director
               Kenneth W. Coshun                         Director
               Matthew G. Drew                           Director

                               INVESTMENT ADVISER
                            Freedom Investors Corp.

                             DIVIDEND PAYING AGENT,
                         SHAREHOLDERS' SERVICING AGENT,
                                 TRANSFER AGENT
                          Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                            Brecksville, Ohio 44141

                                   CUSTODIAN
                               Firstar Bank, N.A.
                              Mutual Fund Services
                                 425 Walnut St
                             Cincinnati, Ohio 45201

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                          SECURITIES DEALERS SERVICES
                                 1-800-759-6598

                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (262) 691-1196

This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.